UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

Oncobiologics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clarke Drive Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

 ____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨☒

Item 1.01	Entry into a Material Definitive Agreement

On May 11, 2018, Oncobiologics, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with GMS Tenshi Holdings Pte. Limited (the “Investor”), a Singapore private limited company and the Company’s controlling stockholder and strategic partner, pursuant to which the Company agreed to sell to the Investor, and the Investor agreed to purchase, in a private placement, $15.0 million of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and warrants to acquire that number of shares of Common Stock, having an aggregate exercise price of $20.0 million (the “Warrants” and together with the Common Stock, the “Securities”), to close in two tranches.

On May 14, 2018, the Company closed the sale of the first tranche of the Securities for aggregate cash proceeds of $7.5 million, issuing to the Investor an aggregate of 6,377,383 shares of its Common Stock and Warrants to acquire up to 10,256,410 additional shares of its Common Stock at an exercise price of $0.975 per share, which Warrants have a term of eight years from their issuance date. Under the Purchase Agreement, the Company and Investor will close the sale of the remaining $7.5 million of Securities beginning on June 11, 2018 but no later than September 21, 2018, although, if necessary, the Investor agreed to acquire that portion of the second tranche of Securities no later than June 11, 2018 if necessary for the Company to achieve compliance with the minimum market value of listed securities requirement of the Nasdaq Capital Market.

In connection with the entry into the Purchase Agreement, the Company and Investor amended the Investor Rights Agreement dated September 11, 2017, in order to provide the Investor certain registration and other rights with respect to the shares of Common Stock to be acquired pursuant to the Purchase Agreement and the shares of Common Stock that may be issuable upon exercise of the Warrants acquired pursuant to the Purchase Agreement.

The Company intends to use the net proceeds from the private placement primarily to continue the development of its product candidate pipeline and for general corporate purposes.

The Securities offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act. The offer and sale of the Securities to the Investor was made in reliance on Section 4(a)(2) under the Securities Act, without general solicitation or advertising.

The Purchase Agreement contains ordinary and customary provisions for agreements of this nature, such as representations, warranties, covenants and indemnification obligations, as well as termination provisions that provide for termination prior to the closing of the second tranche upon mutual agreement of the parties, as well as in the event of certain breaches that are not curable or remain uncured by the other party after a period of time.

The foregoing description of the Purchase Agreement, Warrants and Amendment of the Investor Rights Agreement is a summary of the material terms of such agreements, does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, Form of Warrant and Amendment to the Investor Rights Agreement, which are filed as Exhibits 10.1, 4.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On May 15, 2018, the Company issued a press release announcing its financial results for its second fiscal quarter ended March 31, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 3.02	Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated by reference herein.

Item 8.01	Other Events

On May 14, 2018, the Company issued a press release announcing the entry into the Purchase Agreement and other actions contemplated thereby and in connection therewith, including the closing of the sale of the first tranche of the Securities, which press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

On May 14, 2018, the Company received formal notification from The NASDAQ Stock Market LLC (“Nasdaq”) that the Nasdaq Hearings Panel (the “Panel”) had determined to grant the Company’s request to extend through June 26, 2018 the period within which it needed to evidence compliance with all applicable requirements for continued listing on Nasdaq, including the applicable $35 million market value of listed securities requirement.

As previously disclosed, on February 13, 2018, the Company received formal notification from the Nasdaq that the Panel had determined to grant the Company’s request for the transfer of its listing from The Nasdaq Global Market to The Nasdaq Capital Market pursuant to an extension through May 15, 2018 to evidence compliance with all applicable requirements for continued listing on Nasdaq, including the applicable $35 million market value of listed securities requirement. On December 28, 2017, the Company received written notice from the Nasdaq Listing Qualifications Staff (the “Staff”) indicating that, due to the Company’s continued non-compliance with the $50 million market value of listed securities requirement for continued listing on The Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450, the Staff had determined to delist the Company’s securities from The Nasdaq Global Market unless the Company timely requested a hearing before the Panel.

Item 9.01.	Financial Statements and Exhibits

The information contained in Exhibit 99.1 shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant to Purchase Common Stock of Oncobiologics, Inc.
10.1	Purchase Agreement by and between Oncobiologics, Inc. and GMS Tenshi Holdings Pte. Limited, dated May 11, 2018.
10.2	Amendment to Investor Rights Agreement dated May 11, 2018.
99.1	Press Release dated May 15, 2018.
99.2	Press Release dated May 14, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncobiologics, Inc.

Date: May 15, 2018	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer